                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             WANGER ADVISORS TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

Preliminary
-----------


                             Wanger Advisors Trust
                       227 West Monroe Street, Suite 3000
                          Chicago, Illinois 60606-5016
                                 1-800-4-WANGER




                                                              November ___, 1997

Dear Shareholder:

     You are cordially invited to attend a special meeting of shareholders of Wanger U.S. Small Cap and Wanger International Small Cap (together, the "Funds"), each of which is a series of Wanger Advisors Trust (the "Trust"), which will be held on Tuesday, December 30, 1997 at 9:00 a.m. Central time, at the office of the Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

     The primary purpose of the special meeting is to permit the shareholders of the Funds to consider new Investment Advisory Agreements between the Trust, on behalf of the Funds, and Wanger Asset Management, L.P. ("WAM"), that will be required as a result of the corporate restructuring of WAM. The proposed new Investment Advisory Agreements are identical to the current agreement, except for the dates of execution, effectiveness and termination. The board urges you to vote for approval of the new agreements.

     Enclosed with this letter are the formal notice of the meeting and the proxy statement, which gives detailed information about the new agreements and why the board recommends that you vote to approve them.

     Your vote is important. Please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you can't attend the meeting in person.

                                Sincerely,


                                Ralph Wanger
                                President and Trustee

                             Wanger Advisors Trust
                      227 West Monroe Street, Suite 3000
                         Chicago, Illinois 60606-5016
                                1-800-4-WANGER



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               December 30, 1997

     A special meeting of shareholders of Wanger U.S. Small Cap and Wanger International Small Cap, each a series of Wanger Advisors Trust, will be held at the office of the Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, at 9:00 a.m., Central time, on December 30, 1997. At the meeting, shareholders will be asked to consider and act upon the following proposals:

     1. To approve new Investment Advisory Agreements between Wanger Advisors Trust and Wanger Asset Management, L.P. relating to Wanger U.S. Small Cap and Wanger International Small Cap;

     2. To ratify the selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1997; and

     3.   To transact any other business that properly comes before the meeting.

     Shareholders of record as of the close of business on November 10, 1997 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about November ___, 1997.

                                By Order of the Board of Trustees,


                                Paula L. Rogers
                                Vice President and Secretary

November ___, 1997
Chicago, Illinois



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S). YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             Wanger Advisors Trust
                       227 West Monroe Street, Suite 3000
                          Chicago, Illinois 60606-5016
                                 1-800-4-WANGER

                                Proxy Statement



                        Special Meeting of Shareholders
                               December 30, 1997



     This proxy statement is being sent to you by the board of trustees of Wanger Advisors Trust. The board is asking you to complete and return the enclosed proxy card(s), permitting your shares of Wanger U.S. Small Cap and Wanger International Small Cap to be voted at the meeting, even if you cannot attend the meeting in person.

     The meeting will be held at the office of the Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, at 9:00 a.m. Central time, on December 30, 1997.

     Shareholders of record at the close of business on November 10, 1997 (called the "record date") are entitled to vote at the meeting.

     You should also have received the Trust's annual report to shareholders for the fiscal year ended December 31, 1996. If you would like another copy of the annual report or the semiannual report for the first half of 1997, please call or write to the Trust at the address and telephone number shown at the top of this page. The reports will be sent to you without charge.

     For convenience, Wanger Advisors Trust is referred to in this proxy statement as the "Trust." Wanger U.S. Small Cap and Wanger International Small Cap are referred to individually as a "Fund" and together as the "Funds."

                             SUMMARY OF PROPOSALS

     You are being asked to vote on two proposals -- a new advisory agreement and ratification of the board's selection of auditors for the Funds. The shareholders of each of the Funds will vote separately on each proposal.

                                  PROPOSAL 1
                            NEW ADVISORY AGREEMENT

Summary

     You are being asked to consider new Investment Advisory Agreements between the Trust, on behalf of the Funds, and Wanger Asset Management, L.P. ("WAM"), the Funds' investment adviser, that will be identical to the current Investment Advisory Agreements, except for the dates of execution, effectiveness and termination. No changes will be made to the fees paid by the Funds, or to the services provided by WAM.

     If the proposed restructuring of WAM is consummated, the current Investment Advisory Agreements would terminate, requiring the Funds' shareholders to approve new agreements. The board of the Trust has unanimously approved new Investment Advisory Agreements for the Funds which, if approved by shareholders, will become effective as of time of consummation of WAM's restructuring. That restructuring is described in more detail under the heading, "The Proposed Restructuring."

     The board of trustees unanimously urges you to vote in favor of the new agreement for each Fund. A complete copy of each new agreement is attached as Exhibit A to the proxy statement.

Information About WAM

     WAM serves as the investment adviser for the Funds and for other institutional accounts. As of June 30, 1997, WAM had approximately $6.3 billion under management, including the Funds.

     The Proposed Restructuring

     The following information relates to the ownership and management of WAM itself, not the Funds or their portfolios. Portfolio management decisions for the Funds are made by their portfolio managers, working with WAM's team of analysts. There are no changes in the Funds' portfolio managers.

     WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."). Ralph Wanger, Charles P. McQuaid, Terence M. Hogan, Leah J. Zell, Marcel P. Houtzager and Robert A. Mohn, all of whom are officers of the Trust, are the current limited partners of WAM. Their addresses and principal occupations are included under "More Information About The Trust --Organization and Management of the Trust," below. WAM and WAM Ltd. are located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

     WAM Ltd. has been controlled by Mr. Wanger, and WAM has been controlled by Mr. Wanger with the consent of one or more of the other limited partners, but each is evolving into an organization controlled by its partners or shareholders collectively. To accommodate this evolution and to reflect more closely WAM's team approach to management, WAM is committed to providing partnership opportunities to its growing number of talented portfolio managers and analysts. New mechanisms are being created to facilitate the admission of new limited partners to WAM and to give new limited partners an equity interest in WAM Ltd., which will continue to be WAM's general partner. Mr. Wanger's interests in WAM Ltd. and in WAM are being reduced to less than a majority, although Mr. Wanger will continue to have the largest interest in each. On matters submitted to the shareholders of WAM Ltd., each such shareholder will have one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including extraordinary transactions, for which Mr. Wanger's consent will be required), decisions will be made by majority vote. Because WAM's team approach causes it to operate largely by consensus, little change is expected to result from implementation of this "majority rule" system.

     WAM's proposed restructuring recognizes the importance of the contributions made to WAM by a broader, more diverse group of people than founded WAM in 1992. By expanding participation in ownership and management, WAM will retain its independent structure while rewarding those who have been responsible for WAM's success. No changes in the people at WAM responsible for portfolio management for the Funds or for their business operations will result from WAM's restructuring.

     The proposed restructuring described above, however, is contingent upon the shareholders of the Funds and of each series of Acorn Investment Trust ("Acorn") (described below under "Other Investment Companies Advised by WAM") approving new investment advisory agreements with WAM. Until the shareholders of the Trust and Acorn approve new investment advisory agreements, triggering WAM's restructuring, Mr. Wanger, with the consent of one of the limited partners of WAM, has the right to require voting in accordance with WAM's current governing documents.

     Consummation of WAM's proposed restructuring will constitute an "assignment," as defined by the Investment Company Act of 1940 (the "1940 Act"), of the current Investment Advisory Agreements in effect between the Trust and WAM. As required by the 1940 Act, the current agreements provide for their automatic termination in the event of an assignment.

     In anticipation of the restructuring of WAM, and in order for WAM to continue to serve as investment adviser to the Trust, new Investment Advisory Agreements on behalf of each Fund must be approved by (i) a majority of the Trustees of the Trust who are not parties to the new Investment Advisory Agreements or interested persons of any such party ("Disinterested Trustees") and (ii) holders of a majority of the outstanding voting securities of each Fund.

Description of the Current Advisory Agreements

     As noted previously, except for the dates of execution, effectiveness and termination, the proposed new Investment Advisory Agreements will be identical to the current Investment Advisory Agreements. The current agreements were approved by each of the Fund's initial shareholders before either began offering their shares to the public. Each of the agreements were continued by the board of trustees at a meeting held November 7, 1996.

     The agreements provide that for its services to Wanger U.S. Small Cap, WAM receives a fee at the annual rate of 1.00% of the net asset value of the Fund up to $100 million, 0.95% of the net asset value in excess of $100 million and up to $250 million and 0.90% of the net asset value in excess of $250 million. For services to Wanger International Small Cap, WAM receives a fee at the annual rate of 1.30% of the net asset value of the Fund up to $100 million, 1.20% of the net asset value of the Fund in excess of $100 million and up to $250 million and 1.10% of the net asset value of the fund in excess of $250 million. The fees paid by the Funds may be reduced to cause the expenses of Wanger U.S. Small Cap not to exceed 1.50% of its net asset value and the expenses of Wanger International Small Cap not to exceed 1.90% of its net asset value. During the last fiscal year, the advisory fees paid to WAM by Wanger U.S. Small Cap were $704,115 and $631,977 by Wanger International Small Cap. No other fees or payments were made by either Fund to WAM or any of its affiliates during the fiscal year ended December 31, 1996.

     Under the current agreements, subject to the overall supervision and control of the board of trustees, WAM has supervisory responsibility for the general management and investment of the Funds' assets. WAM is authorized to make the decisions to buy and sell securities, options and futures contracts and other assets for the Funds, to place the Funds' portfolio transactions with broker-dealers and to negotiate the terms of such transactions, including brokerage commissions, on behalf of the Funds. WAM is authorized to exercise discretion within the Funds' policy concerning allocation of portfolio brokerage, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. The current agreements also provide that WAM shall furnish to the Trust at WAM's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services; all expenses incurred in connection with managing the assets of the Funds, including expenses in connection with the placement of securities orders, all expenses of printing and distributing the Funds' prospectus and reports to prospective investors and all expenses in determining daily price computations, portfolio accounting and related bookkeeping.

     Under the current agreements, each Fund is obligated to pay all of its expenses other than those paid by WAM as set forth above, including taxes and charges for auditing and legal services, custodian, depository and transfer agent fees, all costs for borrowing money, registration, filing and other fees in connection with the requirements of regulatory authorities, the printing and mailing of reports to shareholders, expenses of shareholder and trustees meetings, expenses of trustees, other than those affiliated with WAM, expenses related to membership in any trade association and brokers' commissions and other charges relative to the purchase or sale of portfolio securities.

     The current agreements provide that WAM shall not be liable to the Funds or their shareholders for any loss suffered by the Funds or their shareholders from or as a consequence of any act or omission of WAM, or of any of the partners, employees or agents of WAM, in connection with or pursuant to the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of WAM in the performance of its duties, or by reason of reckless disregard by WAM of its obligations and duties.

The New Investment Advisory Agreements

     The form of the proposed new agreements are identical to the current agreements, except for the dates of execution, effectiveness and termination. The investment advisory fee as a percentage of net assets payable to WAM will be the same under the new agreements.

     The board of trustees of the Trust held a meeting on October 30, 1997, at which the trustees, including the Disinterested Trustees, concluded that if the restructuring of WAM is consummated, entry by the Trust into the new agreements would be in the best interests of the Trust and the shareholders of the Funds. The board of trustees, including the Disinterested Trustees, unanimously approved the new agreements and recommend that the agreements be submitted for approval by the shareholders of the Funds.

     In evaluating the new agreements, the board took into account that the current agreements and the new agreements, including the terms relating to the services to be provided thereunder by WAM and the fees and expenses payable by the Trust to WAM, are identical, except for the dates of execution, effectiveness and termination. The board received and reviewed information on the fees and expense ratios of the Funds compared to similar mutual funds and the investment performance of each Fund compared to relevant market indexes and other funds. [Add information about comparative fees, expenses and performance.] The board also received and considered financial information about WAM, including the profitability to WAM of its relationship to the Funds, and the anticipated effect on the Funds of WAM's restructuring.

     If approved by shareholders, the new agreements will be signed and become effective on the date of consummation of WAM's restructuring, which is expected to be January 1, 1998. They will continue in effect through [December 31, 1999], and thereafter from year to year so long as their continuance as to each Fund is approved at least annually (i) by the board of trustees or by the holders of a "majority of that Fund's outstanding voting securities" as defined in the 1940 Act; and (ii) by a majority of the members of the Trust's board who are not otherwise affiliated with the Trust or WAM, cast in person at a meeting called for that purpose. Any amendment to the new agreements must be approved in the same manner. The new agreements may be terminated as to a Fund without penalty by the vote of the board of trustees of the Trust or the shareholders of that Fund (by a majority as defined in the Investment Company Act) on sixty days' written notice to WAM or by WAM on sixty days' written notice to the Fund, and will terminate automatically in the event of assignment.

     The fees payable by a Fund under the new agreements are the obligation only of that Fund and impose no liability on the other Fund.

Other Investment Companies Advised by WAM

     In addition to serving as investment adviser to the Trust, WAM is also investment adviser to Acorn, an open-end management investment company with three series -- Acorn Fund, Acorn International and Acorn USA (the "Acorn Family of Funds").

     Recently, the board of trustees of Acorn proposed to its shareholders that Acorn enter into a new advisory agreement with WAM. The proposed new agreement contains two principal changes. First, the services provided by WAM to the Acorn Family of Funds would be divided into investment advisory and administrative services, and a separate fee would be paid for each. Second, the breakpoints in Acorn Fund's fee schedule would be changed and the rate of fees payable on larger amounts of assets would be increased. As a result, the total amount of fees (advisory and administrative) paid by Acorn Fund to WAM would be increased. The following table summarizes the annual advisory fee rates currently payable to WAM by Acorn Fund and the annual advisory fee rates that will be paid if the new agreement is approved by Acorn Fund's shareholders:

    Annual Advisory Fee Rates, as a Percentage of Average Daily Net Assets
    ----------------------------------------------------------------------
               Old Agreement                       New Agreement
               -------------                       -------------
         0.75% of the first                    0.75% of the first
               $100 million                          $700 million
         0.50% of net assets                   0.70% of net assets
               above $100 million                    above $700 million
               to $1.5 billion                       to $2 billion
         0.40% of net assets                   0.65% of net assets
               above $1.5 billion                    above $2 billion

If the new agreement is approved, Acorn Fund will also enter into an administrative services agreement with WAM at an annual rate of 0.05% of Acorn Fund's average daily net assets.

     The fees paid by Acorn International and Acorn USA would also be divided between advisory and administrative services, but the total rate of fees paid to WAM by these two funds as a percentage of their respective assets would not be increased or decreased. A special meeting of Acorn's shareholders has been called for December 9, 1997 to consider approval of the new agreement.

     The following table shows the total net assets of the Acorn Family of Funds as of June 30, 1997, and the current rates of WAM's compensation:


                                                        Rate of Compensation Paid to WAM
Name of Fund              Assets as of 6/30/97(000s)    (as a percentage of average net assets)
------------              --------------------------    ---------------------------------------
Acorn Fund                $3,220,749                    0.75% of the first $100 million;
                                                        0.50% of the next $1.4 billion;
                                                        0.40% in excess of $1.5 billion

Acorn International       $1,970,037                    1.25% of the first $100 million;
                                                        1.00% of the next $400 million;
                                                        0.80% in excess of $500 million

Acorn USA                 $  113,690                    1.00% of the first $200 million;
                                                        0.95% in excess of $200 million

Voting

     The shareholders of each Fund will vote separately on approval of the new advisory agreements. Approval of the new advisory agreement for a Fund requires the approval of the lesser of (a) 67 percent or more of the voting shares of that Fund present at the meeting, if the holders of more than 50 percent of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding shares of that Fund.

     If a new agreement is not approved as to a Fund, that Fund will continue to operate under the old agreement and the implementation of the proposed voting procedures which would result from the restructuring of WAM would be deferred. However, the board of trustees would consider whether any other action should be taken, which might include submission of another proposed agreement for approval by shareholders.

Board Recommendation

     The board of trustees of the Trust, including all of the trustees who are not affiliated with WAM, unanimously recommends that shareholders of the Funds vote for the approval of the new advisory agreements between the Trust and WAM.


                                  PROPOSAL 2
                     RATIFICATION OF SELECTION OF AUDITORS

     The board of trustees recommends that the shareholders ratify the board of trustees' selection of Ernst & Young LLP as independent public accountants for the Trust for the fiscal year ending December 31, 1997. Ernst & Young LLP has served as the Trust's auditors since the Trust's organization.

     For the year ended December 31, 1996, Ernst & Young LLP examined the financial statements of the Trust and provided consultation on financial accounting, reporting and tax matters. Representatives of Ernst & Young LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions presented at the meeting.

     The shareholders of each Fund will vote separately on ratification of the selection of auditors. Approval of the selection of auditors for a Fund requires the affirmative vote of a majority of the shares of the Fund represented at the meeting in person or by proxy, if a quorum is present.

     The board of trustees of the Trust, including all of the trustees who are not affiliated with the Trust, unanimously recommends that shareholders of the Funds vote for ratification of the selection of auditors.

                        MORE INFORMATION ABOUT THE TRUST

Organization and Management of the Trust

     The Trust is a Massachusetts business trust organized on August 30, 1994. The Trust is an open-end management investment company, currently with two series: Wanger U.S. Small Cap and Wanger International Small Cap. Each of the Funds began operations on May 3, 1995.

     The Trust was established to offer its shares to certain life insurance company ("Life Companies") separate accounts established for the purpose of funding certain variable life insurance policies and qualified and non-qualified variable annuity contracts ("Variable Contracts") and to certain types of pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis ("Retirement Plan").

     The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the Funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds. A majority of the trustees are not otherwise affiliated with the Trust or WAM.

     The officers and trustees of the Trust are:

Name, Date of Birth, Address        Board Member                   Principal Occupation
and Position(s) with the Trust          Since                     During Last Five Years
-------------------------------  -------------------  -----------------------------------------------
Ralph Wanger, 6/21/1934                 1995          Trustee and president, Acorn Investment
Trustee and President*                                Trust; principal, Wanger Asset Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606

Name, Date of Birth, Address        Board Member                 Principal Occupation
and Position(s) with the Trust          Since                   During Last Five Years
-------------------------------  -------------------  -------------------------------------------
Charles P. McQuaid,                     1995           Trustee and senior vice president, Acorn
8/27/1953                                              Investment Trust; principal and director
Trustee and Senior Vice                                of research, Wanger Asset Management, L.P.
 President*
227 West Monroe Street, Suite
 3000
Chicago, Illinois 60606

Fred D. Hasselbring,                    1995           Owner, Fred D. Hasselbring and Associates
8/14/1941                                              (retail industry and computer systems
Trustee                                                consulting and sales)
1338 N. Bell Ave
Chicago, Illinois 60622


P. Michael Phelps,                      1995           Vice President and Corporate Secretary,
9/19/1933                                              Morton International, Inc.
Trustee
100 North Riverside Plaza
Chicago, Illinois  60606-1596

James A. Star,                          1995           Vice President, Henry Crown and Company
2/27/1961                                              (private holding company); prior thereto,
Trustee                                                portfolio manager and analyst, Harris
222 North LaSalle Street,                              Associates L.P.
Suite 2000
Chicago, Illinois 60601

                                    OFFICERS

Name, Date of Birth, Address                        Principal Occupation
and Position(s) with the Trust                      During Last Five Years
------------------------------                      ------------------------------------------
Terence M. Hogan,                                   Vice president, Acorn Investment Trust;
2/18/1962                                           principal, Wanger Asset Management, L.P.
Vice President
227 West Monroe Street,
Suite 3000
Chicago, Illinois 60606

Name, Date of Birth, Address                   Principal Occupation
and Position(s) with the Trust                 During Last Five Years
------------------------------                 --------------------------------------------
Leah J. Zell,                                  Vice president, Acorn Investment Trust;
5/23/1949                                      principal, analyst, and portfolio manager,
Vice President                                 Wanger Asset Management, L.P.
227 West Monroe Street,
Suite 3000
Chicago, Illinois 60606

Marcel P. Houtzager,                           Vice president, Acorn Investment Trust;
10/26/1960                                     Principal, analyst, and portfolio manager,
Vice President                                 Wanger Asset Management, L.P.
227 West Monroe Street,
Suite 3000
Chicago, Illinois 60606

Robert A. Mohn,                                Vice president, Acorn Investment Trust;
9/13/1961                                      Principal, analyst and portfolio manager,
Vice President                                 Wanger Asset Management, L.P.
227 West Monroe Street,
Suite 3000
Chicago, Illinois 60606

Merrillyn J. Kosier,                           Senior vice president and Secretary, Acorn
12/10/1959                                     Investment Trust; director of marketing and
Senior Vice President                          shareholder services, Wanger Asset
227 West Monroe Street,                        Management, L.P., since September 1993;
Suite 3000                                     prior thereto, vice president of marketing,
Chicago, Illinois 60606                        Kemper Financial Services, Inc.

Bruce H. Lauer,                                Vice president and Treasurer, Acorn
7/22/1957                                      Investment Trust; chief administrative
Vice President and Treasurer                   officer, Wanger Asset Management, L.P. since
227 West Monroe Street,                        April 1995; prior thereto, first vice
Suite 3000                                     president, investment accounting, Kemper
Chicago, Illinois 60606                        Financial Services, Inc.

Paula L. Rogers,                               Vice President of institutional marketing,
3/30/1959                                      Wanger Asset Management, L.P. since June
Vice President and Secretary                   1996; prior thereto, vice president, Goldman
227 West Monroe Street,                        Sachs & Co.; second vice president, The
Suite 3000                                     Northern Trust Company.
Chicago, Illinois  60606

Name, Date of Birth, Address      Principal Occupation
and Position(s) with the Trust    During Last Five Years
------------------------------    ----------------------
Kenneth A. Kalina,                Assistant treasurer, Acorn Investment Trust;
8/4/1959                          Fund controller, Wanger Asset Management,
Assistant Treasurer               L.P., since September 1995; prior thereto,
227 West Monroe Street,           treasurer of the Stein Roe Mutual Funds.
Suite 3000
Chicago, Illinois 60603

* Messrs. McQuaid and Wanger are trustees who are "interested persons" of the Trust as defined in the 1940 Act, and of WAM. Messrs. McQuaid, Phelps and Wanger are members the executive committee of the Trust's board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. Messrs. Hasselbring, Phelps and Star are members of the Audit Committee. [As of June 30, 1997, no officer or trustee of the Trust owned beneficially greater than 1% of the outstanding shares of any Fund.]

Distribution of Shares of the Funds

     Shares of the Funds are distributed by WAM Brokerage Services, L.L.C., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606 ("WAM BD"), the Trust's distributor and principal underwriter. Shares of each Fund are offered for sale through WAM BD without any sales commissions or charges to the Funds or Life Companies or Retirement Plans purchasing Fund shares. However, each Variable Contract imposes its own charges and fees on owners of Variable Contracts and Retirement Plans may impose such charges on participants in a Retirement Plan. In addition, no sales commission or "12b-1" payment is paid by the Funds. WAM bears all sales and marketing expenses, including the cost of prospectuses and other materials used for promotional purposes by WAM BD.

                      MORE INFORMATION ABOUT THE MEETING

     Date of Mailing. This proxy statement and enclosed proxy are being mailed to shareholders on or about November ___, 1997.

     Expenses. All costs and expenses incurred in connection with the meeting (including legal and proxy solicitation costs) will be paid by WAM.

     Shareholders. At the record date, the Funds had the following numbers of shares outstanding:

          Wanger U.S. Small Cap, _______________ shares
          Wanger International Small Cap, _____________ shares, and

Of those shares, Phoenix Home Life Mutual Insurance Company (and its affiliates) ("Phoenix") was the record holder of __________ shares (approximately ____% of the outstanding shares) of Wanger U.S. Small Cap and _____ shares of (approximately __% of the outstanding shares) of Wanger International Small Cap, all of which are beneficially owned by Variable Contact owners. No individual is known to the management to beneficially own 5% or more of the outstanding shares of the Trust at the record date.

     How Proxies Will Be Voted. Those shares of the Funds that are held by Life Companies, of which Phoenix is the primary holder, are owned by such Life Companies. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instruction from owners of Variable Contracts on the matters to be voted on at the meeting. All shares of the Funds will be voted by the Life Companies in accordance with voting instructions received from such Variable Contract owners. The Life Companies will vote all the shares which they are entitled to vote, for, against or abstaining in the same proportion as the voting instructions given by the Variable Contract owners on the issues presented. The close of business on __________, 1997, is the last day on which instructions will be accepted.

     All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted for both proposals.

     How Proxies Are Being Solicited. Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and trustees of the Trust and employees of WAM, none of whom will receive any additional compensation for such service, and third-party solicitation agents.

     Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Vice President and Secretary of Wanger Advisors Trust at the Trust's offices located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60607; (2) properly executing a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy and voting in person.

     Quorum, Voting at the Meeting and Adjournment. Shareholders of each Fund will vote separately on Proposals 1 and 2.

     Approval of Proposal 1 for a Fund will require the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of that Fund present at the meeting, if the holders of more than 50 percent of the outstanding voting shares of that Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of that Fund. Abstentions and broker non-votes will have the practical effect of a "No" vote if adoption of Proposal 1 is to be determined pursuant to item (a) and will have no effect on the outcome of the vote if adoption of Proposal 1 is to be determined pursuant to item (b).

     Approval of Proposal 2 for a Fund will require the affirmative vote of a majority of the shares of that Fund represented at the meeting in person or by proxy, if a quorum is present. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposal 2.

     Thirty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the meeting. On proposals for which shareholders of a Fund vote separately, thirty percent of the shares of the Fund entitled to vote at the meeting present in person or represented by proxy constitutes a quorum of that Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes will be treated as shares that are present at the meeting but have not been voted.

     If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of that Fund represented at the meeting in person or by proxy. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                                 OTHER MATTERS

     The board of trustees of the Trust knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                             SHAREHOLDER PROPOSALS

     The Trust is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trust at its principal offices at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606-5016. Upon submitting a proposal, the shareholder shall provide the Trust with a written notice which includes the shareholder's name and address, the number of shares of each fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.


                                       By order of the Board of Trustees,

                                       Paula L. Rogers
                                       Vice President and Secretary


November ___, 1997

PROXY                                                      WANGER U.S. SMALL CAP
--------------------------------------------------------------------------------

              Special Meeting of Shareholders - December 30, 1997
          This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints RALPH WANGER, CHARLES P. McQUAID AND PAULA L. ROGERS and each or any of them, as proxies, with full power of substitution, to vote all shares of WANGER U.S. SMALL CAP represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 30, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

The board of trustees recommends a Vote FOR Proposals 1 and 2.

1. Approval of a proposed new Investment Advisory Agreement between Wanger Advisors Trust and Wanger Asset Management, L.P. relating to each of Wanger U.S. Small Cap and Wanger International Small Cap.

          FOR _______        AGAINST _______          ABSTAIN _______

2. Ratification of selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1997.

          FOR _______        AGAINST _______          ABSTAIN _______

3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

                   (Please DATE AND SIGN on the reverse side and return this proxy promptly in the enclosed envelope.)

                         (continued from reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                Dated____________________________________, 1997


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature if held jointly

IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.

PROXY                                             WANGER INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

              Special Meeting of Shareholders - December 30, 1997
          This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints RALPH WANGER, CHARLES P. McQUAID AND PAULA L. ROGERS and each or any of them, as proxies, with full power of substitution, to vote all shares of Wanger International Small Cap represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 30, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

The board of trustees recommends a Vote FOR Proposals 1 and 2.

1. Approval of a proposed new Investment Advisory Agreement between Wanger Advisors Trust and Wanger Asset Management, L.P. relating to each of Wanger U.S. Small Cap and Wanger International Small Cap.

          FOR _______        AGAINST _______          ABSTAIN _______

2. Ratification of selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1997.

          FOR _______        AGAINST _______          ABSTAIN _______

3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

                   (Please DATE AND SIGN on the reverse side and return this proxy promptly in the enclosed envelope.)

                         (continued from reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                Dated____________________________________, 1997


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature if held jointly

IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.



Exhibit A -- Advisory Agreement